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                                                                    EXHIBIT 10.2
                                CONFORMED COPY
                                --------------

                              AGREEMENT AND PLAN
                                       OF
                                     MERGER
                                       OF
                     TELECOMMUNICATIONS TECHNIQUES CO., LLC
                                      AND
                             TTC REORG CORPORATION

      This Agreement and Plan of Merger (the "Agreement") is made and entered into as of May ___, 1998 by and between Telecommunications Techniques Co., LLC, a Delaware limited liability company ("TTC, LLC" or the "Surviving Company"), and TTC Reorg Corporation, a Delaware corporation (the "Disappearing Corporation").

      WHEREAS, TTC, LLC is a limited liability company organized under and governed by the laws of the State of Delaware, and has its address at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle;

      WHEREAS, the Disappearing Corporation is a corporation organized under and governed by the laws of the State of Delaware, and has its address at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle;

      WHEREAS, TTC, LLC and the Disappearing Corporation have determined that it is advisable and in the best interests of such entities that the Disappearing Corporation merge with and into TTC, LLC upon the terms and conditions provided herein (the "Merger");

      WHEREAS, pursuant to the laws of Delaware, the board of directors of the Disappearing Corporation and the sole member of TTC, LLC have adopted and recommended this Agreement; and

      WHEREAS, Dynatech U.S.A., Inc., the sole shareholder of the outstanding stock of the Disappearing Corporation, has consented to and approved the adoption of this Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and of the mutual benefits provided hereby, the parties hereto hereby agree as follows:

      1.  Merger.  The effective date of the Merger shall be May __, 1998 (the
          ------
"Effective Date"). On the Effective Date, the Disappearing Corporation shall be merged with and into
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TTC, LLC and the separate existence of the Disappearing Corporation shall thereupon cease. TTC, LLC shall continue its existence as the surviving company after the Effective Date.

      2.  Certificate of Formation.  The Certificate of Formation of TTC, LLC,
          ------------------------
as in effect immediately prior to the Effective Date, shall continue to be the Certificate of Formation of the Surviving Company without change or amendment until duly amended in accordance with the provisions thereof and applicable law.

      3.  Conversion of Shares.  Upon the Effective Date, by virtue of the
          --------------------
Merger and without any action on the part of any holder thereof, each share and each certificate representing shares of the capital stock of the Disappearing Corporation outstanding immediately prior to the Effective Date shall automatically be canceled, and no interest in the Surviving Company shall be exchanged therefor.

      4.  Subsequent Action.  If at any time after the Effective Date it shall
          -----------------
be necessary or desirable to take any action or execute, deliver or file any instrument or document in order to vest, perfect or confirm of record in the Surviving Company the title to any property or any rights of the Disappearing Corporation, or otherwise to carry out the provisions of this Agreement, the sole member of the Surviving Company is hereby authorized and empowered on behalf of the Disappearing Corporation and in its name to take such action and execute, deliver and file such instruments and documents.

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      5.  Rights and Duties of Surviving Company.  On the Effective Date, the
          --------------------------------------
Surviving Company shall thereupon and thereafter possess all rights, privileges, immunities, licenses, and permits (whether of a public or private nature) of the Disappearing Corporation; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to the Disappearing Corporation shall continue and be taken and deemed to be transferred to and vested in the Surviving Company, without further act or deed, and the Surviving Company shall thenceforth be responsible and liable for all the liabilities and obligations of the Disappearing Corporation.

      6.  Termination.  At any time prior to the Effective Date, this Agreement
          -----------
may be terminated and the Merger abandoned at the election of the sole member of the Surviving Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              TTC REORG CORPORATION


                              By:/s/ John F. Reno
                                 ----------------
                                    Name: John F. Reno
                                    Title: Vice President


                              TELECOMMUNICATIONS TECHNIQUES
                              CO., LLC
                                 By: Dynatech USA, Inc., its sole member


                              By:/s/ John F. Reno
                                 ----------------
                                    Name: John F. Reno
                                    Title: President

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